UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
October 18, 2010

NorthStar Real Estate Income Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-157688 (Commission File Number)	26-4141646 (IRS Employer Identification No.)
399 Park Avenue, 18th Floor, New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 547-2600
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition of Disposition of Assets.
     On October 18, 2010, NorthStar Real Estate Income Trust, Inc., a Maryland corporation (the “Company”) completed the merger with NorthStar Income Opportunity REIT I, Inc., a Maryland corporation (“NSIO REIT”) sponsored by the Company’s sponsor, NorthStar Realty Finance Corp., pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), with the Company being the surviving entity (the “Merger Transaction”).
     2,845,198 shares of NSIO REIT, par value $0.01 per share, issued and outstanding immediately prior to the Merger Transaction were converted into 2,914,582 shares of the Company’s common stock, par value $0.01, at a conversion rate of 1.02444444 shares of the Company’s stock for every one share of NSIO REIT stock, and 877,322 shares of NSIO REIT, par value $0.01 per share, issued and outstanding immediately prior to the Merger Transaction were converted into cash, without interest, in an amount of $9.22 per share. All NSIO REIT stockholders who would otherwise have been entitled to a fractional share of NS REIT shares received cash in an amount equal to such fraction of NS REIT shares based on a conversion price of $9.22. The Company used $8,090,436 of the cash received from NSIO REIT in connection with the closing of the Merger Transaction to the extent required to satisfy the Company’s obligation to pay the cash consideration and intends to use the remaining cash after payment of transaction expenses for general corporate purposes, including investments consistent with the Company’s investment strategy. On the closing date, 414 NSIO REIT stockholders became stockholders of the Company with each of their shares of NSIO REIT common stock being converted to unregistered shares of the Company’s common stock at the ratio set forth above.
     As a result of the Merger Transaction, the Company acquired two commercial mortgage backed securities bonds rated as (1) AAA by Standard & Poor’s (“S&P”), as affirmed on December 17, 2009, and Aaa by Moody’s Investors Services, Inc., as affirmed on March 18, 2010, and (2) AAA by S&P, as affirmed on December 18, 2009, and AAA by Fitch, Inc., as affirmed on August 27, 2009, respectively, and approximately $18.5 million of cash and cash equivalents.
     The Merger Agreement was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated September 8, 2010.

Item 3.01	Unregistered Sales of Equity Securities.
     On October 18, 2010, the Company issued 2,914,582 shares of its common stock to the stockholders of NSIO REIT, pursuant to the transactions described in Item 2.01 above. The shares were issued pursuant to the exemptions from registration set forth in Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder since the transaction did not involve a public offering. The shares were issued without general advertising or solicitation, and the NSIO REIT stockholders electing stock consideration acknowledged that they were purchasing “restricted securities” which have not been registered under the Securities Act and which are subject to certain restrictions on resale. In accordance with the Company’s charter, the shares of the Company’s stock issued to the NSIO REIT stockholders were issued in uncertificated form. If at any time the Company shall issue certificates representing the shares of the Company’s stock issues to the NSIO REIT stockholder, the Company will place on such certificates, or any substitutions thereof, a legend stating that such shares have not been registered and cannot be resold without registration under the Securities Act or the availability of an exemption from the registration requirements thereof.

Item 9.01	Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired.
The following financial statements are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference.

Page
Consolidated Statements of Cash Flows For the Six Months Ended June 30, 2010 (unaudited)	F-16
Notes to Consolidated Financial Statements	F-17
     (b) Unaudited Pro Forma Financial Information.
The following financial information is submitted at the end of this Current Report on Form 8-K and is furnished herewith and incorporated herein by reference.

Pro Forma Financial Information for NorthStar Real Estate Income Trust, Inc.	F-24
Pro Forma Consolidated Balance Sheet as of June 30, 2010	F-25
Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2010	F-27
Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009	F-28
     (d) Exhibits.
     None.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR REAL ESTATE INCOME TRUST, INC.
Date: October 19th, 2010	By:	/s/ Andrew C. Richardson
Andrew C. Richardson
President, Chief Financial Officer and Treasurer

NorthStar Income Opportunity REIT I, Inc.
Consolidated Financial Statements
For the period from June 10, 2009 (inception) to December 31, 2009
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Shareholders
NorthStar Income Opportunity REIT I, Inc.
     We have audited the accompanying consolidated balance sheet of NorthStar Income Opportunity REIT I, Inc. (a Maryland corporation) and subsidiaries (collectively, the “Company”) as of December 31, 2009 and the related consolidated statements of operations, change in stockholders’ equity and cash flows for the period from June 10, 2009 (date of inception) to December 31, 2009. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.
     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NorthStar Income Opportunity REIT I, Inc. and subsidiaries as of December 31, 2009, and the results of their operations and their cash flows for the period from June 10, 2009 (date of inception) to December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP
New York, New York
May 14, 2010

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
Consolidated Balance Sheet
December 31, 2009

Assets:
Cash	$55,630
Restricted cash	1,815,023
Available for sale securities, at fair value	1,620,000
Accrued interest receivable	4,761
Due from related party	3,500
Total Assets	$3,498,914

Liabilities:
Deposits	$1,815,023
Equity:
Common stock, $0.01 par value per share; 100,000,000 shares authorized, 111,112 shares issued and outstanding	1,111
Additional paid-in capital	998,889
Retained earnings	680,530
Total NorthStar Income Opportunity REIT I, Inc. stockholder’s equity	1,680,530
Non-controlling interest	3,361
Total liabilities and equity	$3,498,914

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
Consolidated Statement of Operations
Period From June 10, 2009 (inception) to December 31, 2009

Revenues:
Interest income	$94,795
Total revenues	94,795
Expenses:
Other general and administrative	—
Total expenses	—
Unrealized gain on investment	587,096
Consolidated net income	681,891
Net income attributable to the non-controlling interest	1,361
Net income attributable to NorthStar Income Opportunity REIT I, Inc. common equity	$680,530

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
Consolidated Statement of Stockholders’ Equity
December 31, 2009

					Total
					NorthStar
	Shares of	Common	Additional		Income	Non-	Total
	Common	Stock at	Paid in	Retained	Opportunity REIT	controlling	Stockholders’
	Stock	par	Capital	Earnings	I, Inc. Equity	Interest	Equity
Issuance of shares of common stock	111,112	$1,111	$998,889	—	$1,000,000	—	$1,000,000
Contributions	—	—	—	—	—	$2,000	2,000
Net income	—	—	—	$680,530	680,530	1,361	681,891
Balance December 31, 2009	111,112	$1,111	$998,889	$680,530	$1,680,530	$3,361	$1,683,891

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
Consolidated Statement of Cash Flows
Period from June 10, 2009 (inception) to December 31, 2009

Cash flows from operating activities:
Consolidated net income	$681,891
Adjustments to reconcile net income to net cash used in operating activities:
Amortization of discount on securities	(32,904)
Unrealized gain on investment	(587,096)
Changes in assets:
Restricted cash	(1,815,023)
Accrued interest receivable on securities	(4,761)
Due from related party	(3,500)
Net cash used in operating activities	(1,761,393)
Cash flows from investing activities:
Acquisition of available for sale securities	(1,000,000)
Net cash used in investing activities	(1,000,000)
Cash flows from financing activities:
Non-controlling interest	2,000
Proceeds from sale of stock	1,000,000
Deposits	1,815,023
Net cash provided by financing activities	2,817,023
Net increase in cash	55,630
Cash, beginning of period	—
Cash, end of period	$55,630

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Period from June 10, 2009 (inception) to December 31, 2009
1. Formation and Organization
     NorthStar Income Opportunity REIT I, Inc. (the “Company”) was formed on June 10, 2009, as a Maryland corporation and intends to qualify as a real estate investment trust (“REIT”). The Company was organized primarily to acquire commercial real estate loans, commercial real estate-related debt securities and select commercial real estate equity investments.
     The Company has the authority to issue 100,000,000 shares of common stock with a par value $0.01 per share and 50,000,000 shares of preferred stock with a par value of $0.01 per share. The Company’s board of directors is authorized to amend its charter, without the approval of the stockholders, to increase or decrease the aggregate number of authorized shares of capital stock or the number of shares of any class or series that the Company has authority to issue. On June 16, 2009, the Company sold 111,112 shares of common stock to NRFC Sub-REIT Corp., a wholly-owned subsidiary of the NorthStar Realty Finance Corp. (the “Sponsor”), for an aggregate purchase price of $1,000,000.
     Substantially all of the Company’s business will be conducted through NorthStar Income Opportunity REIT Operating Partnership I, LP, the Company’s operating partnership (the “OP”). The Company is the sole general partner of the OP. The initial limited partners of the OP are NS Income Opportunity REIT Advisor, LLC (the “Advisor”), a Delaware limited liability company and NorthStar Income Opportunity OP Holdings, LLC, a Delaware limited liability company (the “Special Unit Holder”). The Special Unit Holder has invested $2,000 in the OP and has been issued a separate class of limited partnership units (the “Special Units”), which are recorded as non-controlling interest in the consolidated balance sheet as of December 31, 2009. As the Company accepts subscriptions for shares, it intends to transfer substantially all of the net proceeds from the continuous public offering to the OP as a capital contribution.
2. Summary of Significant Accounting Policies
Basis of Accounting
     The accompanying consolidated financial statements of the Company are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States.
Principles of Consolidation
     The consolidated financial statements include the accounts of the Company and its majority owned subsidiary, which is controlled by the Company. All significant intercompany balances have been eliminated in consolidation.
Estimates
     The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated balance sheet and accompanying notes. Actual results could materially differ from those estimates.
Cash and Cash Equivalents
     The Company considers all highly liquid investments that have remaining maturity dates of three months or less when purchased to be cash equivalents. The Company’s cash and cash equivalents balance may exceed federally insurable limits of $250,000 per institution. The Company mitigates this risk by depositing funds with a major financial institution. Other than as described below, there are no restrictions on the use of the Company’s cash as of December 31, 2009.

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Period from June 10, 2009 (inception) to December 31, 2009 — (Continued)
Restricted Cash
     Restricted cash consists of subscription proceeds, which were place in an interest bearing escrow account. The Company is required to return the funds if it does not raise a minimum offering of $2,000,000 by January 15, 2010.
Fair Value Measurements
     Fair value is used to measure many of the Company’s financial instruments. The fair value of these financial instruments is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).
Fair Value Option
     For all new financial instruments, the Company has the one-time option to elect fair value for these financial assets or liabilities on the election date. The changes in the fair value of these instruments are recorded in unrealized gain (loss) on investments in the consolidated statement of operations.
Organization, Offering and Related Costs
     Organization and offering costs (other than selling commissions and the dealer manager fee) of the Company are initially being paid by the Advisor or its affiliates on behalf of the Company. These organization and offering costs will be reimbursed by the Company up to a maximum of $1,000,000, which is 1% of the maximum gross offering proceeds of $100,000,000, or a minimum of $60,000 if the maximum offering proceeds are not met and the minimum offering of $2,000,000 is raised.
     In the event the minimum offering proceeds are not raised, the Company will terminate the offering and will have no obligation to reimburse the Advisor or their affiliates for any organization and offering costs. As of December 31, 2009, the Advisor has incurred organization and offering costs of approximately $844,891 on behalf of the Company. These costs are not recorded in the financial statements of the Company as of December 31, 2009 because such costs are not a liability of the Company until the minimum offering amount is reached. When recorded by the Company, organization costs will be expensed as incurred, and offering costs, which include selling commissions and dealer manager fees, will be deferred and charged to stockholders’ equity as such amounts are reimbursed to the Advisor, or their affiliates from the gross proceeds of the offering.
Income Taxes
     The Company intends to elect to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, and intends to operate as such, commencing with the taxable year in which the Company satisfies the minimum offering requirements. The Company expects to have little or no taxable income prior to electing REIT status. To qualify as a REIT, the Company must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of the Company’s annual REIT taxable income to its stockholders (which is computed without regard to the dividends paid deduction or net capital gain and which does not necessarily equal net income as calculated in accordance with generally accepted accounting principles). As a REIT, the Company generally will not be subject to federal income tax to the extent it distributes qualifying dividends to its stockholders. If the Company fails to qualify as a REIT in any taxable year, it will be subject to federal income tax on its taxable income at regular corporate income tax rates and generally will not be permitted to qualify for treatment as a REIT for federal income tax purposes for the four taxable years following the year during which qualification is lost unless the Internal Revenue Service grants the Company relief under certain statutory provisions. Such an event could materially adversely affect the Company’s net income and net cash available for distribution to stockholders. However, the Company intends to organize and operate in such a manner as to qualify for treatment as a REIT.
     The Company will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense, to be included in general and administrative expense.

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Period from June 10, 2009 (inception) to December 31, 2009 — (Continued)
Revenue Recognition
     Interest income from available for sale securities is recognized on the accrual basis over the life of the investment on a yield to maturity basis.
3. Fair Value of Financial Instruments
Fair Value Measurements
Fair Value Hierarchy
     The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.
     Financial assets and liabilities recorded on the consolidated balance sheets are categorized based on the inputs to the valuation techniques as follows:
     Level 1. Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market (examples include active exchange-traded equity securities, listed derivatives, most U.S. government and agency securities, and certain other sovereign government obligations).
     Level 2. Financial assets and liabilities whose values are based on the following:
     a) Quoted prices for similar assets or liabilities in active markets (for example, restricted stock);
     b) Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);
     c) Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including interest rate and currency swaps); and
     d) Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability (for example, certain mortgage loans).
     Level 3. Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include private equity investments, beneficial interest in securitizations and long-dated or complex derivatives, including certain foreign exchange options and long-dated options on gas and power).
Determination of Fair Value
     The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. The Company reviews the fair values determined by the third-

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Period from June 10, 2009 (inception) to December 31, 2009 — (Continued)
party pricing models and dealer quotes and compares the results to internally generated pricing models on each asset or liability to validate reasonableness.
     The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.
Available For Sale Securities
     When available, the fair value of debt securities available for sale is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from nationally-recognized pricing services, broker quotes, or other model-based valuation techniques. The fair value of Level 2 securities is based on a market approach with prices obtained from nationally-recognized pricing services. Observable inputs used to value these securities can include: reported trades, benchmark yields, issuer spreads and broker/dealer quotes. The fair value of Level 3 securities is typically based on a single broker quote or the Company’s discounted cash flow analysis.
     Financial assets are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following table sets forth the Company’s financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2009 by level within the fair value hierarchy:

	Assets at Fair Value
	Level 1	Level 2	Level 3	Total
Assets:
Available for sale securities	$—	$—	$1,620,000	$1,620,000

Total assets	$—	$—	$1,620,000	$1,620,000

     The following table presents additional information about the Company’s available for sale securities which are measured at fair value on a recurring basis at December 31, 2009, for which the Company has utilized Level 3 inputs to determine fair value:
     Fair Value Measurements Using Significant Unobservable Inputs (Level 3):

Available
for Sale
Securities
Beginning balance:	$—
Total net transfers into/out of Level 3	—
Purchases, sales, issuance and settlements, net	1,000,000
Less: total losses and premium/discount amortization (realized or unrealized):
Included in earnings	—
Included in other comprehensive loss	—
Plus: total gains and premium/discount amortization (realized or unrealized):
Included in earnings	620,000
Included in other comprehensive loss	—

Ending balance	$1,620,000

The amount of total gains or (losses) for the period included in earnings attributable to the change in unrealized gains or losses relating to assets or liabilities still held at the reporting date	$587,096

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Period from June 10, 2009 (inception) to December 31, 2009 — (Continued)
Fair Value Option
     The Company has elected to apply the fair value option of accounting for Available for Sale Securities for the purpose of enhancing the transparency of its financial condition.
     Changes in fair value for Available for Sale Securities will be recognized in earnings as they occur. The fair value option may be elected on an instrument by instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.
     The following table sets forth the Company’s financial instruments for which the fair value option was elected:

Financial Instruments, at Fair Value	December 31, 2009
Assets:
Available for sale securities	$1,620,000

Total assets	$1,620,000

     The following table presents the difference between fair values and the aggregate contractual amounts of available for sale securities and liabilities, for which the fair value option has been elected:

		Amount
	Fair Value at	Due Upon
	December 31, 2009	Maturity	Difference
Assets:
Available for sale securities	$1,620,000	$2,000,000	$(380,000)

Total Assets	$1,620,000	$2,000,000	$(380,000)

     For the period ended December 31, 2009, the Company recognized a net gain of $587,096 as the result of the change in fair value of financial assets and liabilities for which the fair value option was elected, which is recorded as unrealized gain (loss) on investments in the Company’s consolidated statement of operations.
4. Related Party Arrangements
NS Income Opportunity REIT Advisor, LLC
Management Fees
     Subject to certain restrictions and limitations, the Advisor is responsible for managing the Company’s affairs on a day-to-day basis and for identifying and making acquisitions and investments on behalf of the Company.
     Below is a summary of the management fees payable to the Advisor:
Acquisition Fee
     The Advisor or its affiliates will receive an acquisition fee equal to 1% of the amount funded by the Company to acquire or originate commercial real estate loans or the amount invested in the case of other real estate investments including any acquisition

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Period from June 10, 2009 (inception) to December 31, 2009 — (Continued)
and origination expenses and any debt attributable to such investments. As of December 31, 2009, the Company has not incurred any acquisition fee payable to the Advisor.
Asset Management Fee
     The Company will pay the Advisor a monthly asset management fee equal to one-twelfth of 1% of the sum of the cost of all investments made and of our investments in joint ventures, including acquisition fees, acquisition and origination expenses and any debt attributable to such investments, less any principal repaid by borrowers on our debt investments (or our proportionate share thereof in the case of debt investments made through joint ventures). As of December 31, 2009, the Company has not incurred any asset management fee payable to the Advisor.
Disposition Fees
     For substantial assistance in connection with the sale of investments, the Company will pay the Advisor or its affiliates 1% of the contract sales price of each commercial real estate loan, commercial real estate-related security or real estate equity investment sold, including mortgage-backed securities or CDOs issued by a subsidiary of the Company as part of a securitization transaction. The Company will not pay a disposition fee upon the maturity, prepayment, workout, modification or extension of a loan or other debt-related investment unless there is a corresponding fee paid by the borrower, in which case the disposition fee will be the lesser of 1% of: (i) the principal amount of the loan or debt-related investment prior to such transaction and (ii) the amount of the fee paid by the borrower in connection with such transaction. If the Company takes ownership of a property as the result of a workout or foreclosure of a loan, the Company will pay a disposition fee upon sale of such property. As of December 31, 2009, the Company has not incurred any disposition fees payable to the Advisor.
General and Administrative Expenses
     The Company will reimburse the expenses incurred by the Advisor and its affiliates in connection with its provision of services to us (not to exceed 0.25% of the total gross offering proceeds), including our allocable share of the Advisor’s overhead, such as rent, personnel costs, utilities and IT costs. The Company will not reimburse the Advisor for personnel costs for which the Advisor earns acquisition fees or disposition fees or for the salaries and benefits paid to persons who serve as executive officers. As of December 31, 2009, the Company has not incurred any expenses that are reimbursable to the Advisor.
5. Dealer Manager Agreement
     The Company entered into a dealer manager agreement with Welton Street Investments, LLC (the “Dealer Manager”). Under this agreement, the Dealer Manager will receive selling commissions of up to 7% of gross offering proceeds. The Dealer Manager may reallow all or a portion of such selling commissions earned to participating broker-dealers. In addition, the Company will pay the Dealer Manager a dealer manager fee of 3% of gross offering proceeds, a portion of which may be reallowed to participating broker dealers. No selling commissions or dealer manager fee will be paid for sales under the distribution reinvestment plan.
6. Subsequent Events
Stock Issuance
     The Company evaluated subsequent events through May 14, 2010, which is the date on which these financial statements were available for issuance. On January 14, 2010, the Company achieved the minimum offering amount and issued 262,162 shares in the amount of $2,425,000. As of May 14, 2010, the Company has raised a total of $11,097,434 from 154 investors and has 1,308,173 shares outstanding.

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Period from June 10, 2009 (inception) to December 31, 2009 — (Continued)
Acquisitions
     From January 1, 2010 to May 14, 2010, the Company has acquired an additional $29.6 million of CMBS investments.

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
Consolidated Balance Sheet
June 30, 2010
(unaudited)

Assets
Cash and cash equivalents	$10,565,022
Available for sale securities, at fair value	30,676,929
Accrued interest receivable	131,227
Deferred financing costs, net	51,392
Other assets	14,249

Total Assets	$41,438,819

Liabilities:
Secured term loans	$24,061,212
Dividend payable	272,363
Accounts payable and accrued expenses	391,514
Other liabilities	106

Total Liabilities	24,725,195

Equity:
Common stock, $0.01 par value per share; 100,000,000 shares authorized, 1,778,805 shares issued and outstanding	17,788
Additional paid-in capital	15,131,325
Retained earnings	1,560,861

Total NorthStar Income Opportunity REIT I, Inc. stockholder’s equity	16,709,974
Non-controlling interest	3,650
Total liabilities and stockholder’s equity	$41,438,819

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
Consolidated Statements of Operations
Six months ended June 30, 2010
(unaudited)

Revenues:
Interest income	$705,249

Total revenues	705,249
Expenses:
Interest expense	345,121
Management fees	23,073
General and administrative	406,478

Total expenses	774,672
Realized gain on sale of investment	199,604
Unrealized gain on investments	1,104,247

Consolidated net income	1,234,428
Net income attributable to the non-controlling interests	289

Net income attributable to NorthStar Income Opportunity REIT I, Inc. common stockholder’s	$1,234,139

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
Consolidated Statement of Stockholders’ Equity
June 30, 2010
(unaudited)

					Total
					NorthStar
					Income
					Opportunity
	Shares of	Common	Additional		REIT I, Inc.	Non-	Total
	Common	Stock at	Paid in	Retained	Stockholder’s	controlling	Stockholders’
	Stock	Par	Capital	Earnings	Equity	Interest	Equity
Balance December 31, 2009	111,112	$1,111	$998,889	$680,530	$1,680,530	$3,361	$1,683,891
Issuance of shares of common stock	1,667,693	16,677	14,132,436	—	14,149,113	—	14,149,113
Cash dividend paid	—	—	—	(81,445)	(81,445)	—	(81,445)
Cash dividend declared	—	—	—	(272,363)	(272,363)	—	(272,363)
Consolidated net income	—	—	—	1,234,139	1,234,139	289	1,234,428

Balance June 30, 2010	1,778,805	$17,788	$15,131,325	$1,560,861	$16,709,974	$3,650	$16,713,624

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
Consolidated Statement of Cash Flows
Six months ended June 30, 2010
(unaudited)

Cash flows from operating activities:
Consolidated net income	$1,234,428
Adjustments to reconcile net income to net cash used in operating activities:
Amortization of premium on securities	10,688
Amortization of deferred financing costs	3,895
Realized gain on investments	(199,604)
Unrealized gain on investments	(1,104,247)
Changes in assets and liabilities:
Restricted cash	1,815,023
Accrued interest receivable on securities	(126,466)
Other assets	(10,749)
Accounts payable and accrued operating expenses	391,514
Other liabilities	82

Net cash provided by operating activities	2,014,564
Cash flows from investing activities:
Acquisition of available for sale securities	(29,616,265)
Proceeds from disposition of available for sale securities	1,852,500

Net cash used in investing activities	(27,763,765)
Cash flows from financing activities:
Proceeds from sale of common stock	12,334,113
Proceeds from secured term loans	24,061,212
Payment of dividends	(81,445)
Payment of deferred financing costs	(55,287)

Net cash provided by financing activities	36,258,593
Net increase in cash	10,509,392
Cash, beginning of period	55,630

Cash, end of period	$10,565,022

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2010
(unaudited)
1. Formation and Organization
     NorthStar Income Opportunity REIT I, Inc. (the “Company”) was formed on June 10, 2009, as a Maryland corporation and intends to qualify as a real estate investment trust (“REIT”). The Company was organized primarily to acquire commercial real estate loans, commercial real estate-related debt securities and select commercial real estate equity investments.
     The Company has the authority to issue 100,000,000 shares of common stock with a par value $0.01 per share and 50,000,000 shares of preferred stock with a par value of $0.01 per share. The Company’s board of directors is authorized to amend its charter, without the approval of the stockholders, to increase or decrease the aggregate number of authorized shares of capital stock or the number of shares of any class or series that the Company has authority to issue. On June 16, 2009, the Company sold 111,112 shares of common stock to NRFC Sub-REIT Corp., a wholly-owned subsidiary of the NorthStar Realty Finance Corp. (the “Sponsor”), for an aggregate purchase price of $1,000,000. On January 14, 2010 the Company reached the minimum offering amount of $2,000,000 and issued 262,162 shares for a total of $2,425,000. As of June 30, 2010, the Company has raised a total of $15,149,113 and has issued a total of 1,778,805 shares.
     Substantially all of the Company’s business is conducted through NorthStar Income Opportunity REIT Operating Partnership I, LP, the Company’s operating partnership (the “OP”). The Company is the sole general partner of the OP. The initial limited partners of the OP are NS Income Opportunity REIT Advisor, LLC (the “Advisor”), a Delaware limited liability company and NorthStar Income Opportunity OP Holdings, LLC, a Delaware limited liability company (the “Special Unit Holder”). The Special Unit Holder has invested $2,000 in the OP and has been issued a separate class of limited partnership units (the “Special Units”), which are recorded as non-controlling interest in the consolidated balance sheet as of June 30, 2010. As the Company accepts subscriptions for shares, it intends to transfer substantially all of the net proceeds from the continuous public offering to the OP as a capital contribution.
2. Summary of Significant Accounting Policies
Basis of Accounting
     The accompanying consolidated financial statements of the Company are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States.
Principles of Consolidation
     The consolidated financial statements include accounts of the Company, and its majority owned subsidiary, which is controlled by the Company. All significant intercompany balances have been eliminated in consolidation.
Estimates
     The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could materially differ from those estimates.
Cash and Cash Equivalents
     The Company considers all highly liquid investments that have remaining maturity dates of three months or less when purchased to be cash equivalents. The Company’s cash and cash equivalents balance may exceed federally insurable limits of $250,000 per institution. The Company mitigates this risk by depositing funds with a major financial institution. Other than as described below, there are no restrictions on the use of the Company’s cash as of June 30, 2010.

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2010
(unaudited) — (Continued)
Fair Value Measurements
     Fair value is used to measure many of the Company’s financial instruments. The fair value of these financial instruments is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).
Fair Value Option
     For all new financial instruments, the Company has the one-time option to elect fair value for these financial assets or liabilities on the election date. The changes in the fair value of these instruments are recorded in unrealized gain (loss) on investments in the consolidated statement of operations.
Organization, Offering and Related Costs
     Organization and offering costs (other than selling commissions and the dealer manager fee) of the Company are initially being paid by the Advisor or its affiliates on behalf of the Company. These organization and offering costs will be reimbursed by the Company up to a maximum of $1,000,000, which is 1% of the maximum gross offering proceeds of $100,000,000, or a minimum of $60,000 if the maximum offering proceeds are not met and the minimum offering of $2,000,000 is raised.
     As of June 30, 2010, the Advisor has incurred organization and offering costs of approximately $992,952 on behalf of the Company. The Company will expense organization costs as incurred, and offering costs, which include selling commissions and dealer manager fees, will be deferred and charged to stockholders’ equity as such amounts are reimbursed to the Advisor, or their affiliates from the gross proceeds of the offering. As of June 30, 2010 the Company has expensed only $150,000 of organization costs which will be reimbursed to the Advisor.
Income Taxes
     The Company intends to elect to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, and intends to operate as such, commencing with the taxable year in which the Company satisfies the minimum offering requirements. To qualify as a REIT, the Company must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of the Company’s annual REIT taxable income to its stockholders (which is computed without regard to the dividends paid deduction or net capital gain and which does not necessarily equal net income as calculated in accordance with generally accepted accounting principles). As a REIT, the Company generally will not be subject to federal income tax to the extent it distributes qualifying dividends to its stockholders. If the Company fails to qualify as a REIT in any taxable year, it will be subject to federal income tax on its taxable income at regular corporate income tax rates and generally will not be permitted to qualify for treatment as a REIT for federal income tax purposes for the four taxable years following the year during which qualification is lost unless the Internal Revenue Service grants the Company relief under certain statutory provisions. Such an event could materially adversely affect the Company’s net income and net cash available for distribution to stockholders. However, the Company intends to organize and operate in such a manner as to qualify for treatment as a REIT.

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2010
(unaudited) — (Continued)
Revenue Recognition
     Interest income from available for sale securities is recognized on the accrual basis over the life of the investment on a yield to maturity basis.
3. Fair Value of Financial Instruments
Fair Value Measurements

Fair Value Hierarchy
     The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.
     Financial assets and liabilities recorded on the consolidated balance sheets are categorized based on the inputs to the valuation techniques as follows:
     Level 1. Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market (examples include active exchange-traded equity securities, listed derivatives, most U.S. government and agency securities, and certain other sovereign government obligations).
     Level 2. Financial assets and liabilities whose values are based on the following:
     a) Quoted prices for similar assets or liabilities in active markets (for example, restricted stock);
     b) Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);
     c) Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including interest rate and currency swaps); and
     d) Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability (for example, certain mortgage loans).
     Level 3. Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include private equity investments, beneficial interest in securitizations and long-dated or complex derivatives, including certain foreign exchange options and long-dated options on gas and power).
     Determination of Fair Value
     The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. The Company reviews the fair values determined by the third-party pricing models and dealer quotes and compares the results to internally generated pricing models on each asset or liability to validate reasonableness.

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2010
(unaudited) — (Continued)
     The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.
Available for sale securities
     When available, the fair value of debt securities available for sale is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from nationally-recognized pricing services, broker quotes, or other model-based valuation techniques. The fair value of Level 2 securities is based on a market approach with prices obtained from nationally-recognized pricing services. Observable inputs used to value these securities can include: reported trades, benchmark yields, issuer spreads and broker/dealer quotes. The fair value of Level 3 securities is typically based on a single broker quote or the Company’s discounted cash flow analysis.
     Financial assets are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following table sets forth the Company’s financial assets that were accounted for at fair value on a recurring basis as of June 30, 2010 by level within the fair value hierarchy:

	Assets at Fair Value
	Level 1	Level 2	Level 3	Total
Available for sale securities	$—	$30,676,929	$—	$30,676,929
     The following table presents additional information about the Company’s available for sale securities which are measured at fair value on a recurring basis at June 30, 2010 for which the Company has utilized Level 3 inputs to determine fair value:
     Fair Value Measurements Using Significant Unobservable Inputs (Level 3):

Available
for Sale
Securities
Beginning balance:	$1,620,000
Total net transfers into/out of Level 3	—
Purchases, sales, issuance and settlements, net	(1,852,500)
Less: total losses and premium/discount amortization (realized or unrealized):
Included in earnings	—
Included in other comprehensive loss	—
Plus: total gains and premium/discount amortization (realized or unrealized):
Included in earnings	232,500
Included in other comprehensive loss	—

Ending balance	$—

The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses relating to assets or liabilities still held at the reporting date	$—
     Fair Value Option
     The Company has elected to apply the fair value option of accounting for available for sale securities for the purpose of enhancing the transparency of its financial condition.

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2010
(unaudited) — (Continued)
     Changes in fair value for assets and liabilities for which the election is made will be recognized in earnings as they occur. The fair value option may be elected on an instrument by instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.
     The following table sets forth the Company’s financial instruments as of June 30, 2010 for which the fair value option was elected:

Financial Instruments, at Fair Value
Available for sale securities	$30,676,929
     The following table presents the difference between fair values and the aggregate contractual amounts of available for sale securities and liabilities, for which the fair value option has been elected:

	Fair Value at	Amount
	June 30,	Due Upon
	2010	Maturity	Difference
Available for sale securities	$30,676,929	$28,856,000	$1,820,929
     For the period ended June 30, 2010, the Company recognized a net gain of $1,104,247 as the result of the change in fair value of financial assets and liabilities for which the fair value option was elected, which is recorded as unrealized gain (loss) on investments in the Company’s consolidated statement of operations.
4. Term Asset-Backed Loan Facilities
     On January 28, 2010, the Company entered into a non-recourse Term Asset-Backed Securities Loan Facility (“TALF”) agreement with the Federal Reserve Bank of New York in the amount of $11,639,417, bearing interest at a fixed rate of 3.73%. Interest is payable monthly and principal is due at maturity on January 28, 2015. The proceeds were used to finance a AAA-rated Commercial Mortgage Back Security (“CMBS”) in the amount of $14,093,609 and a face value of $13,856,000.
     On February 25, 2010, the Company entered into a non-recourse TALF agreement with the Federal Reserve Bank of New York in the amount of $12,450,000, bearing interest at a fixed rate of 3.69%. Interest is payable monthly and principal is due at maturity on February 25, 2015. The proceeds were used to finance a AAA-rated CMBS in the amount of $15,522,656 and a face value of $15,000,000.
5. Available for Sale Securities
Sales
     During the six months ended June 30, 2010, proceeds from the sale of an available for sale security was $1,852,500. The net realized gain on the sale was $199,604, which was calculated based upon the carrying value of $1,652,896 on the date of sale.

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2010
(unaudited) — (Continued)
6. Related Party Arrangements
NS Income Opportunity REIT Advisor, LLC
Management Fees
     Subject to certain restrictions and limitations, the Advisor is responsible for managing the Company’s affairs on a day-to-day basis and for identifying and making acquisitions and investments on behalf of the Company.
•	Acquisition Fees
     The Advisor, or its affiliates, will receive an acquisition fee equal to 1% of the amount funded by the Company to acquire or originate commercial real estate loans or the amount invested in the case of other real estate investments including any acquisition and origination expenses and any debt attributable to such investments. As of June 30, 2010 the Company has not incurred any acquisition fees payable to the Advisor.
•	Asset Management Fees
     The Company will pay the Advisor a monthly asset management fee equal to one-twelfth of 1% of the sum of the cost of all investments made and of our investments in joint ventures, including acquisition fees, acquisition and origination expenses and any debt attributable to such investments, less any principal repaid by borrowers on our debt investments (or our proportionate share thereof in the case of debt investments made through joint ventures). The Company has incurred $23,073 of asset management fees payable to the Advisor as of June 30, 2010, which is included in accounts payable and accrued expenses on the consolidated balance sheet.
•	Disposition Fees
     For substantial assistance in connection with the sale of investments, the Company will pay the Advisor or its affiliates 1% of the contract sales price of each commercial real estate loan, commercial real estate-related security or real estate equity investment sold, including mortgage-backed securities or CDOs issued by a subsidiary of the Company as part of a securitization transaction. The Company will not pay a disposition fee upon the maturity, prepayment, workout, modification or extension of a loan or other debt-related investment unless there is a corresponding fee paid by the borrower, in which case the disposition fee will be the lesser of 1% of: (i) the principal amount of the loan or debt-related investment prior to such transaction and (ii) the amount of the fee paid by the borrower in connection with such transaction. If the Company takes ownership of a property as the result of a workout or foreclosure of a loan, the Company will pay a disposition fee upon sale of such property. As of June 30, 2010, the Company has not incurred any disposition fees payable to the Advisor.
General and Administrative Expenses
     The Company will reimburse the expenses incurred by the Advisor and its affiliates in connection with its provision of services to us (not to exceed 0.25% of the total gross offering proceeds), including our allocable share of the Advisor’s overhead, such as rent, personnel costs, utilities and IT costs. The Company will not reimburse the Advisor for personnel costs for which the Advisor earns acquisition fees or disposition fees or for the salaries and benefits paid to persons who serve as executive officers. As of June 30, 2010, the Company has not incurred any expenses that are reimbursable to the Advisor.

NORTHSTAR INCOME OPPORTUNITY REIT I, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2010
(unaudited) — (Continued)
NRF Capital Markets, LLC
Dealer Manager Agreement
     The Company entered into a dealer manager agreement with Welton Street Investments, LLC, which was subsequently assigned to NRF Capital Markets, LLC (the “Dealer Manager”) on May 21, 2010. The Dealer Manager, which is wholly owned by the Sponsor, will receive selling commissions of up to 7% of gross offering proceeds under the agreement. The Dealer Manager may reallow all or a portion of such selling commissions earned to participating broker-dealers. In addition, the Company will pay the Dealer Manager a dealer manager fee of 3% of gross offering proceeds, a portion of which may be reallowed to participating broker dealers. No selling commissions or dealer manager fee will be paid for sales under the distribution reinvestment plan.
7. Dividends
     On February 1, 2010 the Company declared a dividend with respect to the period commencing on February 1, 2010 and ending on March 31, 2010 (the “Distribution Period”). The distribution was paid to stockholders of record each day during the Distribution Period at a rate of $0.002 per share per day on April 5, 2010.
     On March 22, 2010 the Company declared a dividend with respect to the period commencing on April 1, 2010 and ending on June 30, 2010 (the “Distribution Period”). The distribution was paid to stockholders of record each day during the Distribution Period at a rate of $0.002 per share per day on July 9, 2010.
8. Subsequent Events
Stock Issuance
     The Company evaluated subsequent events through September 8, 2010, which is the date on which these financial statements were available for issuance. For the period July 1, 2010 through September 8, 2010 the Company has raised an additional $17,438,041 and has issued an additional 1,944,467 shares.
     On June 25, 2010 the Company declared a dividend with respect to the period commencing on July 1, 2010 and ending on September 30, 2010 (the “Distribution Period”). The distribution will be paid to stockholders of record each day during the Distribution Period at a rate of $0.002 per share per day payable on October 8, 2010.
     On September 8, 2010 the Company declared a dividend with respect to the period commencing on October 1, 2010 and ending on October 18, 2010 (the “Subsequent Distribution Period”). The distribution will be paid to stockholders of record each day during the Subsequent Distribution Period at a rate of $0.002 per share per day payable on or about October 27, 2010.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
     The unaudited pro forma consolidated balance sheet as of June 30, 2010 presents the consolidated financial position of NorthStar Real Estate Income Trust, Inc. (the “Company”) on a pro forma basis to give effect to the merger of NorthStar Income Opportunity REIT I, Inc. (“NSIO REIT”) with and into the Company, which is being accounted for as a reverse acquisition and recapitalization and presents NSIO REIT as the accounting acquirer and the elimination of intercompany activity as a result of the consolidation of the two entities.
     The pro forma adjustments are based on available information and upon assumptions that the Company believes are reasonable in order to reflect, on a pro forma basis, the impact of this transaction on the Company’s historical financial information.
     The unaudited pro forma consolidated financial data are included for informational purposes only and does not purport to reflect the results of operations or financial position of the Company that would have occurred had the Company operated as a company during the periods presented. The unaudited pro forma financial data should not be relied upon as being indicative of the Company’s results of operations or financials condition had the merger transaction occurred on the dates assumed. The unaudited pro forma consolidated financial data also do not project the results of operation or financial position for any future period or date.

NorthStar Real Estate Income Trust, Inc.
Pro Forma Consolidated Balance Sheet
June 30, 2010
(unaudited)

					NorthStar Real
	NorthStar Income	NorthStar Real			Estate Income
	Opportunity REIT, I Inc.	Estate Income	Pro Forma		Trust, Inc. Pro
	Historical (A)	Trust, Inc.	Adjustments (B)	Eliminations	Forma
Assets
Cash and cash equivalents	$10,565,022	$105,531	$(8,090,436)	—	$2,580,117
Restricted cash	—	—	—	—	—
Debt securities available for sale, at fair value	30,676,929	—	—	—	30,676,929
Accrued interest receivable	131,227	—	—	—	131,227
Deferred financing costs, net	51,392	—	—	—	51,392
Investment in NorthStar Income Opportunity REIT I, Inc.	—	—	—	—	—
Other assets	14,249	—	—	—	14,249

Total Assets	$41,438,819	$105,531	$(8,090,436)	$—	$33,453,914

Liabilities:
Secured term loans	$24,061,212	$—	$—	$—	$24,061,212
Dividend payable	272,363	—	—	—	272,363
Accounts payable and accrued expenses	391,514	—	—	—	391,514
Other liabilities	106	—	—	—	106

Total Liabilities	24,725,195	—	—	—	24,725,195

Equity:
NorthStar Real Estate Income Trust, Inc. stockholder’s equity
Preferred stock, $0.01 par value per share; 50,000,000 shares authorized, no shares issued and outstanding at June 30, 2010	—	—	—	—	—
Common stock, $0.01 par value per share; 400,000,000 shares authorized	17,788	240	11,358	—	29,386
Additional paid-in capital	15,131,325	199,764	(8,101,794)	—	7,229,295
Retained earnings	1,560,861	(95,508)	—	—	1,465,353

Total NorthStar Real Estate Income Trust, Inc. stockholder’s equity	16,709,974	104,496	(8,090,436)	—	8,724,034

Non-controlling interest	3,650	1,035	—	—	4,685

Total liabilities and equity	$41,438,819	$105,531	$(8,090,436)	$—	$33,453,914

NORTHSTAR REAL ESTATE INCOME TRUST, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
The adjustments to arrive at the unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 are as follows:
(A)	Reflects historical consolidated balance sheet as of June 30, 2010.

(B)	Reflects the merger transaction.
(i)	Assumes NSIO REIT is the accounting acquirer and the Company is a shell company with only monetary assets.

NorthStar Real Estate Income Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2010
(unaudited)

				NorthStar
	NorthStar			Real Estate
	Income			Income
	Opportunity	NorthStar Real	Other	Trust, Inc.
	REIT I, Inc.	Estate Income	Pro Forma	Consolidated
	Historical(A)	Trust, Inc.(B)	Adjustments	Pro Forma
Revenues:
Interest income	$705,249	$—	$—	$705,249

Total revenues	705,249		—	705,249
Expenses:
Interest expense	345,121	—	—	345,121
Management fees	23,073	—	—	23,073
Other general and administrative	406,478	96,473	—	502,951

Total expenses	774,672	96,473	—	871,145
Realized gain on sale of investment	199,604	—		199,604
Unrealized gain on investment	1,104,247	—	—	1,104,247

Consolidated net income	1,234,428	(96,473)	—	1,137,955
Net (loss) income attributable to the non-controlling interest	(289)	965	—	676

Net income (loss) attributable to NorthStar Real Estate Income Trust, Inc. common stockholders	$1,234,139	$(95,508)	$—	$1,138,631

Net loss per common share, basic/diluted	$1.31	$(3.97)	$—	$1.18

Weighted-average number of common shares outstanding, basic/diluted	941,407	24,039	n/a	965,446

NorthStar Real Estate Income Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2009
(unaudited)

				NorthStar
	NorthStar			Real Estate
	Income			Income Trust,
	Opportunity	NorthStar Real	Other	Inc.
	REIT I, Inc.	Estate Income	Pro Forma	Consolidated
	Historical(A)	Trust, Inc.(B)	Adjustments	Pro Forma
Revenues:
Interest income	$94,795	$—	$—	$94,795

Total revenues	94,795	—	—	94,795
Expenses:
Other general and administrative	—	—	—	—

Total expenses	—	—	—	—
Unrealized gain on investment	587,096	—	—	587,096

Consolidated net income	681,891	—	—	681,891
Net income attributable to the non-controlling interest	(1,361)	—	—	(1,361)

Net income (loss) attributable to NorthStar Real Estate Income Trust, Inc. common stockholders	$680,530	$—	$—	$680,530

Net loss per common share, basic/diluted	$6.12	$—	$—	$5.04

Weighted-average number of common shares outstanding, basic/diluted	111,112	24,039	n/a	135,151

NORTHSTAR REAL ESTATE INCOME TRUST, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
The adjustments to the unaudited pro forma consolidated statements of operations for the year ended December 31, 2009 and six months ended June 30, 2010 are as follows:
(A)	Reflects the Company’s historical consolidated statement of operations as of December 31, 2009 and June 30, 2010.

(B)	Reflects the merger of NSIO REIT pursuant to the merger transaction which is accounted for as a reverse acquisition and recapitalization.